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                                                                   EXHIBIT 10.10


        AMENDED AND RESTATED STORAGE TRUST REALTY RETENTION BONUS PLAN
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                                   SECTION 1
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                                    General
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     1.1.  Purpose and Effective Date.  Storage Trust Realty (the "REIT") and
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Public Storage, Inc. ("PSI") have agreed to establish the Storage Trust Realty
Retention Bonus Plan (the "Plan"), as amended and restated, effective as of November 12, 1998, the "Effective Date" of the Plan as set forth herein. The purpose of the Plan is to provide retention bonus payments for eligible employees of the Employers (as defined in subsection 1.2) who are in the employ of the Employers at the time that the Agreement and Plan of Merger by and among the REIT, PSI and Newco Merger Subsidiary, Inc. dated as of November 12, 1998, as amended, becomes effective (the "Effective Time").

     1.2.  Affiliates.  For purposes of the Plan, the term "Affiliate" means
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Storage Trust Properties, L.P. and Storage Realty Management Co.  Any Affiliate
that, with the consent of the REIT and PSI, adopts the Plan for the benefit of its eligible employees shall be referred to herein as an "Adopting Affiliate". The REIT and each Adopting Affiliate shall be referred to herein collectively as the "Employers" and individually as an "Employer".

     1.3.  Plan Administration.  The authority to control and manage the
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operation and administration of the Plan shall be vested in a Committee consisting of seven members appointed by the REIT (each of the members of the REIT's Board of Trustees) and who can be changed only with the joint approval of the REIT and PSI.

     1.4.  Source of Payments.  The obligations of the Employers under the Plan
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are purely contractual and shall be assumed by PSI at the Effective Time.  Any amount payable under the terms of the Plan shall be paid from the general assets of PSI and no trust or other separate fund shall be established for this purpose.

     1.5.  Notices.  Any notice or document required to be filed under the Plan
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shall be considered to be properly filed if delivered or mailed by registered mail, postage prepaid, to the Committee, in care of the REIT, at its corporate headquarters or such other address the REIT has designated for such purpose hereunder and communicated to Participants. Any notice required under the Plan may be waived by the person entitled thereto.

     1.6.  Action by Employers.  Any action required or permitted to be taken
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under the Plan by an Employer that is a corporation shall be by resolution of its Board of Directors or Board of Trustees, as appropriate, by the Committee or by a duly authorized officer of the Employer, or by such other person or entity as may be designated by the Board of Directors of
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the Employer. Any action required or permitted to be taken under the Plan by an
Employer that is a partnership shall be taken by a general partner of such partnership or by a duly authorized officer thereof.

     1.7.  Gender and Number.  Where the context admits, words in any gender
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shall include any the other gender, words in the singular shall include the plural, and the plural shall include the singular.

     1.8.  Governing Laws.  The Plan shall be construed and administered in
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accordance with the internal laws of the State of Maryland, to the extent that such laws are not preempted by the laws of the United States of America.

     1.9.  Plan Year. The initial Plan Year shall be the period beginning on the
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Effective Date and ending on December 31, 1998. Thereafter, the Plan Year shall be the calendar year.

     1.10. Plan Not Guarantee of Employment.  The Plan does not constitute a
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guarantee of employment by the Employers or PSI, and participation in the Plan will not give any individual the right to be retained in the employ of the Employers of PSI, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically arisen under the Plan. The Employers reserve all of their rights to discharge employees at-will or to amend or modify any of the terms and conditions of their employment and PSI reserves all such rights after the Effective Time.


                                   SECTION 2
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                                 Participation
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     2.1.  Participation.  Each employee of an Employer identified on the
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attached Exhibit A, other than Michael G. Burnam, P. Crismon Burnam, Stephen M.
Dulle, Greg Darus or any other employee of an Employer who is a party to a written employment agreement, severance agreement or retention agreement relating to his employment, continued employment or termination of employment with an Employer, shall become a "Participant" in the Plan on the Effective Date. In the event a person begins employment with an Employer after the Effective Date and before the Effective Time, the Committee in its sole discretion may make the employee, if he is not already a Participant, a Participant.

     2.2.  Duration of Participation.  A Participant who is entitled to payment
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of a benefit under the provisions of Section 3 shall remain a Participant in the
Plan until the full amount of his benefit has been paid.

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                                   SECTION 3
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                                Retention Bonus
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     3.1.  Entitlement to and Amount of Retention Bonus.  Subject to the terms
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and conditions of the Plan, each Participant will be entitled to a "Retention
Bonus" in the amount indicated next to his name on Exhibit A if he is an employee of an Employer on the Effective Time. In the event a Participant or a person indicated in subsection 2.1 terminates employment with his Employer before the Effective Time, the Committee will decide how to allocate the Retention Bonus and/or the unused severance amount indicated next to his name on Exhibit A. Similarly, in the event an employee becomes a Participant after the Effective Date and is an employee of an Employer on the Effective Time, the Committee will determine the amount of such Participant's Retention Bonus, if any, provided that the aggregate Retention Bonuses payable under the Plan will not exceed $416,000 in the aggregate.

     3.2.  Payment of Retention Benefit.  The Retention Benefit described in
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subsection 3.1 shall be payable in a lump sum cash payment as soon as practicable (but in no event later than 15 days) after the Effective Time.

     3.3.  Nonalienation.  Participants shall not have any right to pledge,
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hypothecate, anticipate, or in any way create a lien upon any benefits provided under the Plan, and no benefits payable hereunder shall be assignable in anticipation of payment, either by voluntary or involuntary acts, or by operation of law. Nothing in this subsection 3.3 shall limit a Participant's rights or powers to dispose of his property by will, limit any rights or powers which his executor or administrator would otherwise have with regard to benefits to which a Participant is entitled hereunder, or restrict any right of set-off, counterclaim or recoupment which the Employers may otherwise have against any Participant.

     3.4.  Withholding.  All payments with respect to a Participant under the
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Plan will be subject to such deductions as may be required to be made pursuant to law, government regulations or order, or by agreement with or consent of the recipient. All tax liability of the recipient resulting from the payments under the Plan shall be the responsibility of the recipient.

     3.5.  Other Benefits.  Benefits under the Plan shall not be taken into
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account for purposes of benefit accrual under any qualified retirement plan maintained by the Employers or PSI.

     3.6.  Benefits on Death.  In the event of a Participant's death after
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becoming entitled to a benefit under the Plan but before complete payment of his benefit, his benefit shall be paid to his estate.

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                                   SECTION 4
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                                   Committee
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     4.1.  Duties and Authority of Committee.  Except as otherwise specifically
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provided in this Section 4, in administering and interpreting the Plan, the
Committee shall have the following discretionary authority, powers, rights, and duties in addition to those vested in it elsewhere in the Plan:

     (a) to enforce the Plan in accordance with its terms and with such applicable rules of procedure and regulations as may be adopted by the Committee;

     (b) to determine conclusively all questions arising under the Plan, including the power to determine the eligibility of employees and the rights of Participants to benefits under the Plan, to interpret and construe the provisions of the Plan, to remedy any ambiguities, inconsistences or omissions of whatever kind, and to take into account the fact that this Plan is designed to maintain the employment relationships of the Employers as in effect at the Effective Date (and as subsequently established) and to assist in ensuring a smooth transition through the Effective Time; and

     (c) to employ or utilize agents, attorneys, accountants or other persons (who may also be employed by or represent the Employers) for such purposes as the Committee considers necessary or desirable to discharge its duties.

The Committee shall act by a majority of its then members, by meeting or by writing filed without a meeting.

     4.2.  Committee Decision Final.  To the extent permitted by law, any
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interpretation of the Plan and any decision on any matter within the discretion of the Committee made by it in good faith shall be binding on all persons. A misstatement or other mistake of fact shall be corrected when it becomes known, and the Committee shall make such adjustment on account thereof as it considers equitable and practicable.

     4.3.  Exercise of Committee Duties. Notwithstanding any other provisions of
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the Plan, the Committee shall discharge its duties hereunder for the exclusive purpose of providing benefits to Participants according to the terms and conditions of the Plan. In exercising its authority under the Plan, the Committee may allocate all or any part of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it.

     4.4.  Indemnification of the Committee.  The members of the Committee shall
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be indemnified by the Employers against any and all liabilities, losses, costs and expenses (including legal fees and expenses) of whatsoever kind and nature which may be imposed on,

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incurred by, or asserted against the Committee or any member thereof by reason of duties or responsibilities hereunder if the Committee or such member did not act dishonestly or in willful violation of the law or regulation under which such liability, loss, cost or expense arises.

     4.5.  Interested Committee Member. A member of the Committee may not decide
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or determine any matter or question concerning his own benefits under the Plan or how such benefits are to be paid unless such decision could be made by him under the Plan if he were not a member of the Committee.


                                   SECTION 5
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                           Amendment or Termination
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     5.1.  Amendment or Termination. The REIT and PSI may amend or terminate the
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Plan at any time to take effect retroactively or otherwise; provided, however, that during the period between the Effective Time and the payment of benefits to Participants who are in the employ of an Employer on such date, the Plan may not be terminated or amended to adversely affect the rights of Participants.

     5.2.  Successors.  The obligations and rights of the Employers under the
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Plan shall be binding upon, and inure to the benefit of, any assignee or successor in interest to an Employer (whether direct or indirect, by purchase, merger, consolidation or otherwise). None of the Employers shall merge or consolidate with any other corporation, or liquidate or dissolve without making suitable arrangements for the payment of any benefits which are or may become payable under the Plan.

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